UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

METHODE ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33731	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, IL		60631
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 867-6777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2021, upon the recommendation of the Nominating and Governance Committee, the Board of Directors (the "Board") of Methode Electronics, Inc. (the "Company") increased the size of the Board from eleven to twelve members.  Upon the recommendation of the Nominating and Governance Committee, the Board elected Janie Goddard as a director of the Company to fill the vacancy.  Ms. Goddard will serve as a director until her successor is elected and qualified or until her earlier resignation or removal.  Upon the recommendation of the Nominating and Governance Committee, the Board appointed Ms. Goddard to the Medical Products Committee.

Ms. Goddard, 49, is currently a Divisional Chief Executive for the Medical and Environmental Sector at Halma plc. Before joining Halma, Ms. Goddard served as Divisional President of the Detection & Analysis Business Unit at Novanta, where she led a portfolio of solutions for medical device OEMs. Prior to Novanta, Ms. Goddard served in leadership roles at Welch Allyn (acquired by Hill-Rom), Covidien (acquired by Medtronic), and Johnson & Johnson.  Ms. Goddard also serves on the Board of Directors of ACON S2 Acquisition Corp., a special purpose acquisition corporation.  She received a B.S. in Business Administration from Washington University in St. Louis and an M.B.A. from Harvard Business School.

Ms. Goddard will be compensated in a manner consistent with the Company’s other non-employee directors, as most recently described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 28, 2020.

A copy of the news release announcing the appointment of Ms. Goddard is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
99.1	News Release dated March 18, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: March 18, 2021	By:	/s/ Ronald L.G. Tsoumas
Ronald L.G. Tsoumas
Chief Financial Officer